UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1. Reports to Stockholders.

Cboe Vest S&P 500® Dividend Aristocrats
Target Income ETF

Ticker: KNG

Annual Report

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Management’s Discussion of Fund Performance
(Unaudited)

This discussion is for the Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Fund”) for the period from November 1, 2019 through October 31, 2020 (the “current fiscal period”). The Fund seeks to track the Cboe S&P 500® Dividend Aristocrats Target Income Index-Monthly Series (the “Index”).

During the current fiscal period, the Fund generally held approximately equal weights in up to 66 stocks. In addition, the Fund sells covered calls such that the premiums received when selling the calls, plus the dividends received from the equities, sum to approximately 3.0% in excess of the S&P 500® dividend yield annually.

Fund Performance vs. Index Performance

For the current fiscal period, the Fund’s net asset value (“NAV”) performance was -0.93%, while the Index performance was -0.29%. The underperformance of 0.64% can be explained by the following factors:

1.	Expense Ratio: The ratio of expenses accrued to average net assets during the current fiscal period equates to 0.75%.

2.	Execution costs: Commissions plus slippage due to trading securities at prices other than mid-market are estimated at 0.12%.

3.

Fund vs. Index Holdings: While the Fund attempts to hold securities in the same proportion (i.e., weighting) as the Index, at times the Fund weights may deviate from the Index weights. The options positions may be “optimized” such that the Fund’s weights are set to take into account any liquidity concerns. That is, options that trade with wider bid-ask spreads may be excluded from the Fund holdings to minimize execution costs. For the current fiscal period we estimate that the variance in weights between the Fund and the Index positively impacted the Fund by 0.23%.

Using market prices for the Fund, the Fund’s performance for the current fiscal period was -1.13%. The performance for the current fiscal period for the S&P 500® Index was 9.71%.

Impact of Fund Holdings on Performance

The top five performing holdings for the current fiscal period were Albemarle Corporation, Target Corporation, Lowe’s Companies, Inc., Clorox Company, and Air Products & Chemicals, Inc., with returns of 56.6%, 45.5%, 44.2%, 42.8%, and 32.4%, respectively.

The bottom five performing holdings for the current fiscal period were Exxon Mobil Corporation, Federal Realty Investment Trust, Chevron Corporation, Cincinnati Financial Corporation, and Walgreens Boots Alliance, Inc., with returns of -48.5%, -47.1%, -37.1%, -35.6%, and -35.4%, respectively.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) (Continued)

Summary

In conclusion, the Fund closely tracked the performance of its underlying index, primarily underperforming the Index due to the impact of the Fund’s expense ratio.

Must be preceded or accompanied by a prospectus.

Investments involve risk. Principal loss is possible. The Fund may trade at a premium or discount to NAV. Shares of any ETF are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. To the extent the Fund invests more heavily in particular sectors of the economy, the Fund’s performance may be more sensitive to developments that significantly affect those sectors. The Fund is non-diversified and may concentrate its assets in fewer holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility. The Fund’s emphasis on dividend-paying stocks could fall out of favor, or companies could reduce or eliminate dividends. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. Writing call options are speculative activities and entail greater-than-ordinary investment risks. The Fund’s use of derivatives, such as call options, can lead to losses because of adverse movements in the price or value of the underlying stock, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio managers use options to enhance the Fund’s return or as a substitute for a position or security. When selling a call option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying stock is above the strike price by an amount equal to or greater than the premium. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying stock(s). The Fund may “turn over” some or all of its covered calls as frequently as weekly, and higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. The Fund’s covered call strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income and to distribute dividends eligible for the dividends-received deduction for corporate shareholders. For these reasons, a significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) (Continued)

costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. There can be no guarantee that the Index or Fund will be successful in achieving the objective. The total return performance of the Index and Fund could be negative, even when the Fund achieves its objectives.

Read the “Principal Risks” section of the prospectus for a complete listing of fund-specific risks.

The Index and the methodology used to calculate the Index are the property of Cboe Global Markets Inc. (“Cboe”). First Trust Capital Partners, LLC owns a minority stake in Cboe Vest Group Inc. , which owns the Adviser. Among other things, the methodology involves the S&P 500 Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”), a division of S&P Global; Cboe® is a registered trademark of Cboe. The Index, S&P, and Cboe trademarks have been licensed for use by the Adviser, including for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Cboe and/or its affiliates, other than the Adviser (together without the Adviser, the “Cboe Group”), or S&P and/or its affiliates (together, the “S&P Group”). While the Fund may be listed on an exchange that is an affiliate of Cboe, neither the Cboe Group nor the S&P Group make any representation regarding the advisability of investing in the Fund. Neither the Cboe Group nor the S&P Group guarantees the adequacy, accuracy, timeliness, and/or completeness of the Index, S&P 500® Index, or any methodology or data related thereto, and neither the Cboe Group nor the S&P Group shall have any liability for any errors, omissions, or interruptions therein.

It is not possible to invest directly into an index.

Covered call: A covered call is an options strategy whereby an investor holds a long position in a stock and sells (also referred to as “writes”) call options on that same stock in an attempt to generate increased income from the stock. A covered call is also known as a “buy-write.”

Fund holdings and/or sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Past performance is not a guarantee of future results.

Distributed by Quasar Distributors, LLC.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Performance Summary
(Unaudited)

Growth of $10,000

Average Annualized Returns October 31, 2020	1 Year	Since Inception (3/26/2018)
Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF — NAV	-0.93%	6.63%
Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF — Market	-1.13%	6.50%
Cboe S&P 500® Dividend Aristocrats Target Income Index – Monthly Series	-0.29%	7.40%
S&P 500® Index	9.71%	10.40%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 26, 2018 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Performance Summary
(Unaudited) (Continued)

Performance data quoted represents past performance, and past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance of the ETF may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained by calling 855-505-VEST (8378).

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Portfolio Allocation
As of October 31, 2020 (Unaudited)

Sector	Percentage of Net Assets
Consumer, Non-cyclical (a)	30.2%
Industrial	24.0
Consumer, Cyclical	14.8
Financial	13.0
Basic Materials	11.1
Utilities	3.0
Energy	2.4
Communications	1.4
Short-Term Investments	0.1
Other Assets in Excess of Liabilities (b)	0.0
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors or the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in the Notes to Financial Statements.

(b)	Represents less than 0.05% of net assets.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Schedule of Investments
October 31, 2020

Shares	Security Description	Value
	COMMON STOCKS — 99.8%
	Aerospace/Defense — 2.7%
6,847	General Dynamics Corporation (a)	$899,216
16,683	Raytheon Technologies Corporation (a)	906,221
		1,805,437
	Agriculture — 1.7%
24,478	Archer-Daniels-Midland Company (a)	1,131,863
	Apparel — 1.7%
17,124	V.F. Corporation (a)	1,150,733
	Beverages — 4.6%
15,067	Brown-Forman Corporation - Class B (a)	1,050,320
21,299	Coca-Cola Company (a)	1,023,630
7,599	PepsiCo, Inc. (a)	1,012,871
		3,086,821
	Building Materials — 1.9%
38,505	Carrier Global Corporation (a)	1,285,682
	Chemicals — 9.4%
3,537	Air Products and Chemicals, Inc. (a)	977,061
11,816	Albemarle Corporation (a)	1,101,369
4,889	Ecolab, Inc. (a)	897,571
4,226	Linde plc (a)	931,157
9,294	PPG Industries, Inc. (a)	1,205,618
1,656	Sherwin-Williams Company (a)	1,139,295
		6,252,071
	Commercial Services — 4.7%
7,093	Automatic Data Processing, Inc. (a)	1,120,410
3,383	Cintas Corporation (a)	1,064,123
2,939	S&P Global, Inc. (a)	948,503
		3,133,036
	Cosmetics/Personal Care — 3.3%
13,795	Colgate-Palmolive Company (a)	1,088,287
8,127	Procter & Gamble Company (a)	1,114,212
		2,202,499

The accompanying notes are an integral part of these financial statements.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Schedule of Investments
October 31, 2020 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Distribution/Wholesale — 1.6%
3,013	W.W. Grainger, Inc. (a)	$1,054,610

	Diversified Financial Services — 2.9%
50,504	Franklin Resources, Inc. (a)	946,950
7,720	T. Rowe Price Group, Inc. (a)	977,815
		1,924,765
	Electric — 1.6%
13,681	Consolidated Edison, Inc. (a)	1,073,822
	Electrical Components & Equipment — 1.6%
16,300	Emerson Electric Company (a)	1,056,077
	Electronics — 1.4%
2,474	Roper Technologies, Inc. (a)	918,695
	Environmental Control — 1.8%
24,163	Pentair plc (a)	1,202,351
	Food — 4.5%
20,408	Hormel Foods Corporation (a)	993,665
5,321	McCormick & Company, Inc. (a)	960,494
18,664	Sysco Corporation (a)	1,032,306
		2,986,465
	Gas — 1.4%
10,009	Atmos Energy Corporation (a)	917,525
	Hand/Machine Tools — 1.7%
6,739	Stanley Black & Decker, Inc. (a)	1,120,022
	Healthcare-Products — 3.2%
10,353	Abbott Laboratories (a)	1,088,204
10,676	Medtronic plc (a)	1,073,685
		2,161,889
	Home Furnishings — 1.8%
28,761	Leggett & Platt, Inc. (a)	1,200,197

The accompanying notes are an integral part of these financial statements.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Schedule of Investments
October 31, 2020 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Household Products/Wares — 2.8%
4,531	Clorox Company (a)	$939,050
7,003	Kimberly-Clark Corporation (a)	928,528
		1,867,578
	Insurance — 4.2%
28,125	Aflac, Inc. (a)	954,844
7,673	Chubb, Ltd. (a)	996,799
12,441	Cincinnati Financial Corporation (a)	880,076
		2,831,719
	Iron/Steel — 1.7%
24,066	Nucor Corporation (a)	1,149,392
	Machinery-Construction & Mining — 1.7%
7,430	Caterpillar, Inc. (a)	1,166,881
	Machinery-Diversified — 3.2%
9,761	Dover Corporation (a)	1,080,640
17,680	Otis Worldwide Corporation (a)	1,083,431
		2,164,071
	Miscellaneous Manufacturing — 4.7%
6,468	3M Company (a)	1,034,621
19,926	A.O. Smith Corporation (a)	1,029,975
5,576	Illinois Tool Works, Inc. (a)	1,092,227
		3,156,823
	Oil & Gas — 2.4%
11,599	Chevron Corporation	806,131
24,212	Exxon Mobil Corporation (a)	789,795
		1,595,926
	Packaging & Containers — 1.5%
97,126	Amcor plc (a)	1,013,024
	Pharmaceuticals — 5.4%
10,588	AbbVie, Inc. (a)	901,039
3,793	Becton Dickinson and Company (a)	876,676
18,437	Cardinal Health, Inc. (a)	844,230
6,973	Johnson & Johnson (a)	956,068
		3,578,013

The accompanying notes are an integral part of these financial statements.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Schedule of Investments
October 31, 2020 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Real Estate — 4.5%
4,852	Essex Property Trust, Inc. (a)	$992,671
14,271	Federal Realty Investment Trust (a)	981,559
17,986	Realty Income Corporation (a)	1,040,670
		3,014,900
	Retail — 9.7%
11,629	Genuine Parts Company (a)	1,051,610
6,966	Lowe’s Companies, Inc. (a)	1,101,325
5,166	McDonald’s Corporation (a)	1,100,358
8,268	Target Corporation (a)	1,258,555
25,670	Walgreens Boots Alliance, Inc. (a)	873,807
7,837	Walmart, Inc. (a)	1,087,384
		6,473,039
	Savings & Loans — 1.4%
85,598	People’s United Financial, Inc. (a)	913,331
	Telecommunications — 1.4%
34,738	AT&T, Inc. (a)	938,621
	Transportation — 1.7%
12,772	Expeditors International of Washington, Inc. (a)	1,128,662
	TOTAL COMMON STOCKS (Cost $63,459,779)	66,656,540

	SHORT-TERM INVESTMENTS — 0.2%
96,606	First American Treasury Obligations Fund - Class X, 0.05% (b)	96,606
	TOTAL SHORT-TERM INVESTMENTS (Cost $96,606)	96,606
	TOTAL INVESTMENTS — 100.0% (Cost $63,556,385)	66,753,146
	Other Assets in Excess of Liabilities — 0.0% (c)	25,091
	NET ASSETS — 100.0%	$66,778,237

Percentages are stated as a percent of net assets.
(a)	All or a portion of this security is held as collateral for the options written. At October 31, 2020, the value of these securities amount to $2,909,228 or 4.4% of net assets.
(b)	Rate shown is the annualized seven-day yield as of October 31, 2020.
(c)	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Schedule of Options Written
October 31, 2020

Contracts (100 shares per contract)	Description	Notional Amount	Value
	CALL OPTIONS WRITTEN (a) — (0.1)%
3	3M Company, Expires 11/20/20, Exercise Price $170.00	$(47,988)	$(381)
9	A.O. Smith Corporation, Expires 11/20/20, Exercise Price $55.00	(46,521)	(652)
5	Abbott Laboratories, Expires 11/20/20, Exercise Price $110.00	(52,555)	(942)
6	AbbVie, Inc., Expires 11/20/20, Exercise Price $85.00	(51,060)	(2,010)
13	Aflac, Inc., Expires 11/20/20, Exercise Price $37.50	(44,135)	(227)
2	Air Products and Chemicals, Inc., Expires 11/20/20, Exercise Price $300.00	(55,248)	(520)
5	Albemarle Corporation, Expires 11/20/20, Exercise Price $95.00	(46,605)	(2,200)
43	Amcor plc, Expires 11/20/20, Exercise Price $12.00	(44,849)	(430)
10	Archer-Daniels-Midland Company, Expires 11/20/20, Exercise Price $50.00	(46,240)	(700)
18	AT&T, Inc., Expires 11/20/20, Exercise Price $27.00	(48,636)	(1,260)
5	Atmos Energy Corporation, Expires 11/20/20, Exercise Price $95.00	(45,835)	(700)
3	Automatic Data Processing, Inc., Expires 11/20/20, Exercise Price $150.00	(47,388)	(3,210)
2	Becton Dickinson and Company, Expires 11/20/20, Exercise Price $240.00	(46,226)	(1,120)
7	Brown-Forman Corporation - Class B, Expires 11/20/20, Exercise Price $75.00	(48,797)	(402)
10	Cardinal Health, Inc., Expires 11/20/20, Exercise Price $50.00	(45,790)	(675)
15	Carrier Global Corporation, Expires 11/20/20, Exercise Price $33.00	(50,085)	(2,512)
3	Caterpillar, Inc., Expires 11/20/20, Exercise Price $170.00	(47,115)	(609)

The accompanying notes are an integral part of these financial statements.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Schedule of OPTIONS WRITTEN
October 31, 2020 (Continued)

Contracts (100 shares per contract)	Description	Notional Amount	Value
	CALL OPTIONS WRITTEN (a) — (0.1)% (Continued)
4	Chubb, Ltd., Expires 11/20/20, Exercise Price $120.00	$(51,964)	$(4,880)
6	Cincinnati Financial Corporation, Expires 11/20/20, Exercise Price $80.00	(42,444)	(300)
1	Cintas Corporation, Expires 11/20/20, Exercise Price $350.00	(31,455)	(242)
2	Clorox Company, Expires 11/20/20, Exercise Price $220.00	(41,450)	(585)
10	Coca-Cola Company, Expires 11/20/20, Exercise Price $50.00	(48,060)	(605)
6	Colgate-Palmolive Company, Expires 11/20/20, Exercise Price $80.00	(47,334)	(1,011)
6	Consolidated Edison, Inc., Expires 11/20/20, Exercise Price $82.50	(47,094)	(390)
4	Dover Corporation, Expires 11/20/20, Exercise Price $115.00	(44,284)	(920)
2	Ecolab, Inc., Expires 11/20/20, Exercise Price $200.00	(36,718)	(225)
7	Emerson Electric Company, Expires 11/20/20, Exercise Price $70.00	(45,353)	(301)
2	Essex Property Trust, Inc., Expires 11/20/20, Exercise Price $200.00	(40,918)	(2,100)
5	Expeditors International of Washington, Inc., Expires 11/20/20, Exercise Price $95.00	(44,185)	(412)
15	Exxon Mobil Corporation, Expires 11/20/20, Exercise Price $35.00	(48,930)	(930)
7	Federal Realty Investment Trust, Expires 11/20/20, Exercise Price $75.00	(48,146)	(770)
21	Franklin Resources, Inc., Expires 11/20/20, Exercise Price $22.50	(39,375)	(157)
3	General Dynamics Corporation, Expires 11/20/20, Exercise Price $140.00	(39,399)	(412)
5	Genuine Parts Company, Expires 11/20/20, Exercise Price $100.00	(45,215)	(375)

The accompanying notes are an integral part of these financial statements.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Schedule of OPTIONS WRITTEN
October 31, 2020 (Continued)

Contracts (100 shares per contract)	Description	Notional Amount	Value
	CALL OPTIONS WRITTEN (a) — (0.1)% (Continued)
10	Hormel Foods Corporation, Expires 11/20/20, Exercise Price $50.00	$(48,690)	$(700)
2	Illinois Tool Works, Inc., Expires 11/20/20, Exercise Price $210.00	(39,176)	(400)
3	Johnson & Johnson, Expires 11/20/20, Exercise Price $150.00	(41,133)	(167)
3	Kimberly-Clark Corporation, Expires 11/20/20, Exercise Price $155.00	(39,777)	(53)
11	Leggett & Platt, Inc., Expires 11/20/20, Exercise Price $45.00	(45,903)	(1,018)
2	Linde plc, Expires 11/20/20, Exercise Price $230.00	(44,068)	(900)
3	Lowe’s Companies, Inc., Expires 11/20/20, Exercise Price $180.00	(47,430)	(281)
2	McCormick & Company, Inc., Expires 11/20/20, Exercise Price $200.00	(36,102)	(185)
2	McDonald’s Corporation, Expires 11/20/20, Exercise Price $230.00	(42,600)	(299)
5	Medtronic plc, Expires 11/20/20, Exercise Price $110.00	(50,285)	(295)
10	Nucor Corporation, Expires 11/20/20, Exercise Price $50.00	(47,760)	(975)
8	Otis Worldwide Corporation, Expires 11/20/20, Exercise Price $65.00	(49,024)	(480)
10	Pentair plc, Expires 11/20/20, Exercise Price $50.00	(49,760)	(1,850)
47	People’s United Financial, Inc., Expires 11/20/20, Exercise Price $11.00	(50,149)	(1,880)
4	PepsiCo, Inc., Expires 11/20/20, Exercise Price $140.00	(53,316)	(492)
4	PPG Industries, Inc., Expires 11/20/20, Exercise Price $135.00	(51,888)	(940)
3	Procter & Gamble Company, Expires 11/20/20, Exercise Price $145.00	(41,130)	(249)
8	Raytheon Technologies Corporation, Expires 11/20/20, Exercise Price $60.00	(43,456)	(568)

The accompanying notes are an integral part of these financial statements.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Schedule of OPTIONS WRITTEN
October 31, 2020 (Continued)

Contracts (100 shares per contract)	Description	Notional Amount	Value
	CALL OPTIONS WRITTEN (a) — (0.1)% (Continued)
8	Realty Income Corporation, Expires 11/20/20, Exercise Price $60.00	$(46,288)	$(920)
1	Roper Technologies, Inc., Expires 11/20/20, Exercise Price $440.00	(37,134)	(330)
1	S&P Global, Inc., Expires 11/20/20, Exercise Price $350.00	(32,273)	(183)
1	Sherwin-Williams Company, Expires 11/20/20, Exercise Price $700.00	(68,798)	(1,810)
3	Stanley Black & Decker, Inc., Expires 11/20/20, Exercise Price $175.00	(49,860)	(968)
8	Sysco Corporation, Expires 11/20/20, Exercise Price $65.00	(44,248)	(200)
3	T Rowe Price Group, Inc., Expires 11/20/20, Exercise Price $145.00	(37,998)	(98)
3	Target Corporation, Expires 11/20/20, Exercise Price $165.00	(45,666)	(657)
7	V.F. Corporation, Expires 11/20/20, Exercise Price $75.00	(47,040)	(385)
1	W.W. Grainger, Inc., Expires 11/20/20, Exercise Price $380.00	(35,002)	(135)
13	Walgreens Boots Alliance, Inc., Expires 11/20/20, Exercise Price $37.50	(44,252)	(338)
3	Walmart, Inc., Expires 11/20/20, Exercise Price $145.00	(41,625)	(725)
	TOTAL CALL OPTIONS WRITTEN (Premiums Received $119,969)		$(51,646)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Statement of Assets and Liabilities
October 31, 2020

ASSETS
Investments in securities, at value (Cost $63,556,385)	$66,753,146
Dividends and interest receivable	115,269
Deposit at broker	4,957
Total assets	66,873,372

LIABILITIES
Options written, at value (Premiums received $119,969)	$51,646
Management fees payable	43,489
Total liabilities	95,135

NET ASSETS	$66,778,237

Net Assets Consist of:
Paid-in capital	$67,328,567
Total distributable earnings (accumulated deficit)	(550,330)
Net assets	$66,778,237

Net Asset Value:
Net assets	$66,778,237
Shares outstanding ^	1,575,000
Net asset value, offering and redemption price per share	$42.40

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Statement of Operations
For the Year Ended October 31, 2020

INCOME
Dividends	$1,434,690
Interest	937
Total investment income	1,435,627

EXPENSES
Management fees	406,589
Total expenses	406,589
Net investment income (loss)	1,029,038

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(1,146,761)
Options written	497,789
Change in unrealized appreciation (depreciation) on:
Investments	(489,575)
Options written	70,549
Net realized and unrealized gain (loss)	(1,067,998)
Net increase (decrease) in net assets resulting from operations	$(38,960)

The accompanying notes are an integral part of these financial statements.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2020	Year Ended October 31, 2019
OPERATIONS
Net investment income (loss)	$1,029,038	$525,580
Net realized gain (loss) on investments and options written	(648,972)	(224,543)
Change in unrealized appreciation (depreciation) on investments and options written	(419,026)	4,108,127
Net increase (decrease) in net assets resulting from operations	(38,960)	4,409,164

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,257,817)	(1,337,444)
Total distributions to shareholders	(2,257,817)	(1,337,444)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	30,068,687	23,516,697
Payments for shares redeemed	(4,573,665)	(2,153,680)
Transaction fees (Note 8)	6,236	4,621
Net increase (decrease) in net assets derived from capital share transactions (a)	25,501,258	21,367,638
Net increase (decrease) in net assets	$23,204,481	$24,439,358

NET ASSETS
Beginning of year	$43,573,756	$19,134,398
End of year	$66,778,237	$43,573,756

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	700,000	550,000
Redemptions	(100,000)	(50,000)
Net increase (decrease)	600,000	500,000

The accompanying notes are an integral part of these financial statements.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Financial Highlights
For a capital share outstanding throughout the year/period

	Year Ended October 31, 2020		Year Ended October 31, 2019	Period Ended October 31, 2018(1)
Net asset value, beginning of year/period	$44.69		$40.28	$40.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.81		0.74	0.43
Net realized and unrealized gain (loss) on investments	(1.35	)(3)	5.52	0.70	(3)
Total from investment operations	(0.54)		6.26	1.13

DISTRIBUTIONS:
Distributions from:
Net investment income	(1.75)		(1.57)	(0.40)
Realized gains	—		(0.29)	(0.46)
Total distributions	(1.75)		(1.86)	(0.86)

CAPITAL SHARE TRANSACTIONS:
Transaction fees (Note 8) (2)	0.00	(4)	0.01	0.01

Net asset value, end of year/period	$42.40		$44.69	$40.28

Total return	-0.93%		15.98%	2.84	%(5)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$66,778		$43,574	$19,134

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.75%		0.75%	0.75	%(6)
Net investment income to average net assets	1.89%		1.75%	1.73	%(6)
Portfolio turnover rate (7)	86%		83%	50	%(5)

(1)	Inception date of March 26, 2018.
(2)	Calculated based on average shares outstanding during the year/period.
(3)

Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Represents less than $0.005.
(5)	Not annualized.
(6)	Annualized.
(7)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Notes to Financial Statements
October 31, 2020

NOTE 1 – ORGANIZATION

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Fund”) is a non-diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF is to track the performance, before fees and expenses, of the Cboe S&P 500® Dividend Aristocrats Target Income Index-Monthly Series (the “Index”). The Fund’s inception date is March 26, 2018.

The end of the reporting period for the Fund is October 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2020 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services- Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked price will be used. All securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest asked price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options will be priced at intrinsic value. The Trust’s valuation committee may also use other valuation methods in certain instances.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$66,656,540	$—	$—	$66,656,540
Short-Term Investments	96,606	—	—	96,606
Total Investments in Securities, at value	$66,753,146	$—	$—	$66,753,146

^	See Schedule of Investments for breakout of investments by industry group classification.

Liabilities	Level 1	Level 2	Level 3	Total
Call Options Written	$—	$51,646	$—	$51,646
Total Call Options Written, at value	$—	$51,646	$—	$51,646

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and applicable state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investment in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid by the Fund on a quarterly basis. Distributions to shareholders from net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to redemptions in-kind. For the year ended October 31, 2020, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(746,877)	$746,877

During the fiscal year ended October 31, 2020, the Fund realized $746,877 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Board has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (the “Reorganization”) of the Fund (the “Target Fund”) into the FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Acquiring Fund”), a newly created series of First Trust Exchange-Traded Fund IV with the same investment objective and investment strategies as the Target Fund. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund. The Reorganization will result in a shift in the management responsibility for the Target Fund from the Adviser to First Trust Advisors L.P. (“First Trust”),

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

and the Adviser will serve as the investment sub-adviser to the Acquiring Fund. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes. If approved by the Target Fund’s shareholders, the Reorganization is expected to occur in February 2021.

There were no other events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

J.

New Accounting Pronouncements. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018- 13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of these changes and has adopted the disclosure framework.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Cboe VestSM Financial LLC (the “Adviser”), serves as the investment adviser to the Fund. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments,

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses. For services provided to the Fund, the Fund pays the Adviser at an annual rate of 0.75% based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities, options, and in-kind transactions, were $47,134,231 and $46,770,055, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were $29,873,022 and $4,555,151, respectively.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at October 31, 2020 were as follows:

Tax cost of investments*	$67,445,646
Gross tax unrealized appreciation	$7,361,099
Gross tax unrealized depreciation	(8,105,245)
Net tax unrealized appreciation (depreciation)	(744,146)
Undistributed ordinary income	193,816
Undistributed long-term capital gains	—
Other accumulated gain (loss)	—
Distributable earnings (accumulated deficit)	$(550,330)

*	Includes premiums on call options written.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

The differences between the cost basis for financial statement and federal income tax purposes is due primarily to timing differences in recognizing wash sales and straddle losses.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2020, the Fund did not elect to defer any post-October capital losses or late-year ordinary losses.

As of October 31, 2020, the Fund had no capital loss carryforward available for federal income tax purposes.

The tax character of distributions paid by the Fund during the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31, 2020	Year Ended October 31, 2019
Ordinary Income	$1,542,140	$1,261,111
Long Term Capital Gain	715,677	76,333

NOTE 6 – ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The following disclosures provide information on the Fund’s use of derivatives. The location and value of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statement of Operations are included in the following tables.

The Fund will employ a “partial covered call strategy,” meaning that Covered Calls will be written on a notional value of no more than 20% of the value of each underlying Aristocrat Stock, such that the short position in each call option is “covered” by a portion of the corresponding Aristocrat Stock held by the Fund to generate income. A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

For financial statement purposes, cash held at the broker for options is included in the Statement of Assets and Liabilities as Deposit at broker. Broker interest paid by the Fund, if any, is included as interest expense in the Statement of Operations. As collateral for its written options, the Fund maintains segregated assets consisting of cash, cash equivalents, or liquid securities (“Permissible Assets”). Segregated cash, if any, is included as restricted cash for options in the Statement of Assets and Liabilities. The Adviser may earmark or instruct the Fund’s custodian to segregate Permissible Assets in an amount at least equal to the value, calculated on a daily basis, of the written options. Alternatively, a written call option contract can be “covered” through (a) ownership of the underlying instruments or (b) ownership of an option on such instruments at an exercise price equal to or lower than the exercise price of the short option.

The average monthly value of derivative activity during the current fiscal period was as follows:

Average Monthly Value
Options Written	$(105,495)

The effect of derivative instruments on the Statement of Assets and Liabilities for the current fiscal period is as follows:

	Liability Derivatives*
Derivatives	Location	Value
Equity Contracts – Options Written	Options written, at value	$(51,646)

*	There were no asset derivatives for the current fiscal period.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

The effect of derivative instruments on the Statement of Operations for the current fiscal period is as follows:

Derivatives	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Contracts – Options Written	$497,789	$70,549

NOTE 7 – OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to a Master Netting Arrangement, which governs the terms of certain transactions with select counterparties. The Master Netting Arrangement allows the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangement also specifies collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and type of Master Netting Arrangement.

The following is a summary of the Assets and Liabilities subject to offsetting in the Fund as of the end of the reporting period:

Liabilities

				Gross Amount not offset in the Statement of Assets and Liabilities
Description / Counterparty	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Options Written Societe Generale	$51,646	$—	$51,646	$51,646	$—	$—

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

NOTE 8 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, of 1.8 basis points (0.018%) of the value of the Creation Units subject to the transaction will generally be imposed for purchases and redemptions of Creation Units where the deposit securities for which in-kind delivery is possible are delivered in-kind. A variable fee, payable to the Fund, of 3.0 basis points (0.03%) of the value of the Creation Units subject to the transaction will generally be imposed for cash purchases or redemptions of Creation Units. A variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for non-standard or custom orders to purchase or redeem Creation Units. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

NOTES TO FINANCIAL STATEMENTS
October 31, 2020 (Continued)

displayed in the capital shares transaction section of the Statements of Changes in Net Assets. During the current fiscal period, the Fund received $6,236 in variable fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

NOTE 9 – RISKS

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Covid-19 Risk. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Fund”), a series of ETF Series Solutions, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Report of Independent Registered Public Accounting Firm
(Continued)

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 23, 2020

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Trustees and Officers
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	47	Independent Trustee, Managed Portfolio Series (39 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	47	Independent Trustee, Managed Portfolio Series (39 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	47	Independent Trustee, PPM Funds (9 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	47	None

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013–2014).
Michael D. Barolsky Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Vice President, U.S. Bancorp Fund Services, LLC (2012–2019); Associate, Thompson Hine LLP (law firm) (2008–2012).
James R. Butz Born: 1982	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2015	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Vice President, U.S. Bancorp Fund Services, LLC (2014–2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2014).
Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Officer, U.S. Bancorp Fund Services, LLC (since 2018; 2014-2017).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Indefinite term; since 2017	Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016–2020); Officer, U.S. Bancorp Fund Services, LLC (2012–2016).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Isabella K. Zoller Born: 1994	Assistant Secretary	Indefinite term; since 2020	Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2019); Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2018–2019); Law Student (2016–2019).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, or by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.cboevest.com/etfs.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Expense Example
For the Six-Months Ended October 31, 2020 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated below in the Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During the Period (1)
Actual	$1,000.00	$ 1,119.80	$4.00
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,021.37	$3.81

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.75%, multiplied by the average account value during the six-month period, multiplied by 184/366, to reflect the one-half year period.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Review of Liquidity Risk Management Program
(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2019. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Federal Tax Information
(Unaudited)

For the fiscal year ended October 31, 2020, certain dividends paid by the Fund may be subject to a maximum rate of 23.8% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 72.82%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2020 was 68.86%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 33.27%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.cboevest.com/etfs daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.cboevest.com/etfs.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.cboevest.com/etfs.

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Adviser

Cboe VestSM Financial LLC

1765 Greensboro Station Place, Suite 900

McLean, Virginia 22102

Index Provider

Cboe

400 South LaSalle Street

Chicago, Illinois 60605

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue NW

Washington, DC 20004-2541

Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF

Symbol – KNG

CUSIP – 26922A537

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$14,500	$14,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*		/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	1/5/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	1/5/2021

By (Signature and Title)*		/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	1/5/2021